Financial Results

2nd Quarter 2025

Advantage Solutions Reports Second Quarter 2025 Results

Strong profitability growth in Experiential and Retailer Services

Advancing transformation initiatives to accelerate AI enablement and improved business insights

Expecting improved financial performance and cash generation in the second half of the year

Reaffirming 2025 guidance

ST. LOUIS, August 7, 2025 – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage,” “Advantage Solutions,” the “Company,” “we,” or “our”), a leading business solutions provider to consumer goods manufacturers and retailers, today reported financial results for the three months ended June 30, 2025.

Unless otherwise noted, results presented in this release are from continuing operations, and comparisons are on a prior year basis. Revenues for the three months were $874 million compared with $873 million, and net loss was $30 million compared to a net loss of $113 million.

Q2'25 Financial Highlights
Revenues were $874 million, in line with the prior year. Adjusted EBITDA declined 4% to $86 million.

Strong sequential improvement driven by solid progress in resolving the staffing shortfall from the first quarter, with continued strategic IT and capability investments to enhance Advantage's services to clients.

Maintaining a strong balance sheet with ample liquidity supported by $103 million in cash and an incremental $23M received on July 31st related to the first of two deferred purchase price installments for Jun Group.

“As we advance our transformation initiatives, I am pleased with the progress we are making to enhance our position as a trusted partner to drive client sales for less, optimizing their return on investment,” said Advantage CEO Dave Peacock. “We largely resolved the staffing shortfall from the first quarter, resulting in increased execution for improved sequential performance in the second quarter. We are reaffirming our 2025 guidance, taking into account current market conditions alongside our investment and operational execution plans, with the expectation of delivering stronger performance in the second half of the year. I want to thank our teammates for their continued commitment to serving our clients who are navigating the ongoing market uncertainty.”

Consolidated Financial Summary from Continuing Operations
(amounts in thousands)	Three Months Ended June 30,		Change (Reported)
	2025	2024	$	%
Total Revenues	$873,707	$873,357	$350	0.0%
Total Net Loss	$(30,440)	$(113,016)	$82,576	(73.1%)
Total Adjusted EBITDA	$86,412	$89,898	$(3,486)	(3.9%)
Adjusted EBITDA Margin	9.9%	10.3%

	Six Months Ended June 30,		Change (Reported)
	2025	2024	$	%
Total Revenues	$1,695,499	$1,734,769	$(39,270)	(2.3%)
Total Net Loss	$(86,570)	$(163,149)	$76,579	NMF
Total Adjusted EBITDA	$144,593	$160,539	$(15,946)	(9.9%)
Adjusted EBITDA Margin	8.5%	9.3%

Advantage Solutions Inc. | Page 1

Financial Results

2nd Quarter 2025

Segment Financial Summary from Continuing Operations
Revenues
Segment	Three Months Ended June 30,			Six Months Ended June 30,
(amounts in thousands)	2025	2024	YoY (Reported)	2025	2024	YoY (Reported)
Branded Services	$295,221	$322,340	(8.4%)	$585,062	$651,394	(10.2%)
Experiential Services	$347,706	$319,508	8.8%	$661,726	$626,859	5.6%
Retailer Services	$230,780	$231,509	(0.3%)	$448,711	$456,516	(1.7%)
Total	$873,707	$873,357	0.0%	$1,695,499	$1,734,769	(2.3%)
Operating (Loss) Income
	Three Months Ended June 30,			Six Months Ended June 30,
Segment	2025	2024	YoY (Reported)	2025	2024	YoY (Reported)
Branded Services	$(10,540)	$(107,280)	90.2%	$(25,862)	$(129,398)	NMF
Experiential Services	$10,859	$6,453	68.3%	$7,355	$2,811	161.7%
Retailer Services	$9,692	$9,568	1.3%	$13,897	$5,378	158.4%
Total	$10,011	$(91,259)	111.0%	$(4,610)	$(121,209)	NMF
Adjusted EBITDA
	Three Months Ended June 30,			Six Months Ended June 30,
Segment	2025	2024	YoY (Reported)	2025	2024	YoY (Reported)
Branded Services	$34,042	$42,856	(20.6%)	$61,987	$77,191	(19.7%)
Experiential Services	$25,886	$22,611	14.5%	$37,955	$39,304	(3.4%)
Retailer Services	$26,484	$24,431	8.4%	$44,651	$44,044	1.4%
Total	$86,412	$89,898	(3.9%)	$144,593	$160,539	(9.9%)

Segment Highlights

Branded Services	Experiential Services	Retailer Services
Market headwinds and client investment reductions negatively impacted brokerage and omni-commerce marketing services.	Improved staffing levels and solid execution of a greater number of events led to year-over-year growth.	Staffing recovery and increased project activity, including a pull forward from Q3'25, led to growth versus the prior year.
Financial results affected by a client loss in H2’24 that will be largely lapped in Q3’25.	Events per day grew 1%, and were up 5%, excluding a client loss, compared to the prior year. The execution rate was ~93%.	Customer demand remains favorable for merchandising services.
Expect improved H2’25 performance from previous new business wins, leveraging new capabilities, and streamlined operations.	Demand signals remain favorable in the upcoming peak seasonal period.	Expect a difficult Q3’25 due to project timing and discreet year-over-year comparison factors, but a more favorable comparison in Q4'25.

Advantage Solutions Inc. | Page 2

Financial Results

2nd Quarter 2025

Cash Flow and Balance Sheet Highlights

(Amounts in Millions)

Period Ended June 30, 2025
Adjusted Unlevered Free Cash Flow and as % of Adjusted EBITDA	$57 / 66%
Capex	~$2
Gross Debt	~$1,694
Cash and Cash Equivalents	~$103
Net Leverage Ratio(1)	4.6x

Reaffirming Fiscal Year 2025 Outlook
(Amounts in Millions)

Revenues	Down Low Single Digits to Flat
Adjusted EBITDA	Down Low Single Digits to Flat
Adjusted Unlevered Free Cash Flow Conversion(1)	>50% of Adjusted EBITDA
Net Interest Expense	$140 to $150
Capex	$50 to $60 (prior guidance was $65 to $75)

2025 revenue outlook excludes pass-through costs. 2025 guidance compares to 2024 on a continuing operations basis.

Conference Call Details
Date/Time	August 7, 2025, 8:30 am EDT
Dial-in (10 minutes before the call)	800-715-9871 within the United States or +1-646-307-1963 outside the United States Conference ID: 5720569
Webcast	Available at: ADV 2Q 2025 Earnings Webcast
Replay	800-770-2030 within the United States or +1-609-800-9909 outside the United States Playback ID: 5720569#

Investor Contact: Ruben Mella, CFA (investorrelations@youradv.com)

Media Contact: Jeff Levine (press@youradv.com)

(1) Trailing twelve months on a continuing and discontinued operations basis

Advantage Solutions Inc. | Page 3

Financial Results

2nd Quarter 2025

About Advantage Solutions

Advantage Solutions is the leading omnichannel retail solutions agency in North America, uniquely positioned at the intersection of consumer-packaged goods (CPG) brands and retailers. With its data- and technology-powered services, Advantage leverages its unparalleled insights, expertise and scale to help brands and retailers of all sizes generate demand and get products into the hands of consumers, wherever they shop. Whether it’s creating meaningful moments and experiences in-store and online, optimizing assortment and merchandising, or accelerating e-commerce and digital capabilities, Advantage is the trusted partner that keeps commerce and life moving. Advantage has offices throughout North America and strategic investments and owned operations in select international markets. For more information, please visit YourADV.com.

Included with this press release are the Company’s consolidated and condensed financial statements as of and for the three and six months ended June 30, 2025. These financial statements should be read in conjunction with the information contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 7, 2025.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; future potential pandemics or health epidemics; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 7, 2025, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Advantage Solutions Inc. | Page 4

Financial Results

2nd Quarter 2025

Non-GAAP Financial Measures and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow, and Net Debt provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA by Segment are supplemental non-GAAP financial measures of our operating performance. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) COVID-19 benefits received, (xvi) costs associated with (recovery from) the Take 5 Matter, (xvii) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance.

Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) COVID-19 benefits received, (xii) costs associated with (recovery from) the Take 5 Matter, (xiii) EBITDA for economic interests in investments and (xiv) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment.

Adjusted EBITDA Margin means Adjusted EBITDA from Continuing Operations divided by total revenues.

Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) COVID-19 benefits received, (ix) cash paid for costs associated with (recovery from) the Take 5 Matter, (x) net effect of foreign currency fluctuations on cash, and (xi) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations.

Advantage Solutions Inc. | Page 5

Financial Results

2nd Quarter 2025

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment.

Advantage Solutions Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share data)	2025	2024	2025	2024
Revenues	$873,707	$873,357	$1,695,499	$1,734,769
Cost of revenues (exclusive of depreciation and amortization shown separately below)	746,932	751,337	1,469,686	1,503,181
Selling, general, and administrative expenses	68,657	62,858	133,522	151,939
Impairment of goodwill and indefinite-lived asset	—	99,670	—	99,670
Depreciation and amortization	50,698	51,317	101,059	101,065
(Income) loss from equity method investments	(2,591)	(566)	(4,158)	123
Total operating expenses	863,696	964,616	1,700,109	1,855,978
Operating income (loss) from continuing operations	10,011	(91,259)	(4,610)	(121,209)
Other expenses:
Change in fair value of warrant liabilities	16	(686)	26	(399)
Interest expense, net	35,814	39,754	70,174	75,515
Total other expenses, net	35,830	39,068	70,200	75,116
Loss from continuing operations before provision for (benefit from) income taxes	(25,819)	(130,327)	(74,810)	(196,325)
Provision for (benefit from) income taxes from continuing operations	4,621	(17,311)	11,760	(33,176)
Net loss from continuing operations	(30,440)	(113,016)	(86,570)	(163,149)
Net income from discontinued operations, net of tax	—	12,181	—	59,199
Net loss	$(30,440)	$(100,835)	$(86,570)	$(103,950)
Less: net income from discontinued operations attributable to noncontrolling interest, net of tax	—	—	—	2,192
Net loss attributable to stockholders of Advantage Solutions Inc.	$(30,440)	$(100,835)	$(86,570)	$(106,142)

Net loss per common share:
Basic loss per common share from continuing operations attributable to stockholders of Advantage Solutions Inc.	$(0.09)	$(0.35)	$(0.27)	$(0.51)
Basic earnings per common share from discontinued operations attributable to stockholders of Advantage Solutions Inc.	$—	$0.04	$—	$0.18

Diluted net loss per share:
Diluted loss per common share from continuing operations attributable to stockholders of Advantage Solutions Inc.	$(0.09)	$(0.35)	$(0.27)	$(0.51)
Diluted earnings per common share from discontinued operations attributable to stockholders of Advantage Solutions Inc.	$—	$0.04	$—	$0.18
Weighted-average number of common shares:
Basic	324,314,678	322,791,242	323,006,328	322,124,698
Diluted	324,314,678	322,791,242	323,006,328	322,124,698

Advantage Solutions Inc. | Page 6

Financial Results

2nd Quarter 2025

Advantage Solutions Inc.

Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands, except share data)	June 30, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$102,869	$205,233
Restricted cash	17,334	15,518
Accounts receivable, net of allowance for expected credit losses of $17,372 and $13,047, respectively	673,258	603,069
Prepaid expenses and other current assets	133,248	86,918
Total current assets	926,709	910,738
Property and equipment, net	97,288	97,763
Goodwill	477,021	477,021
Other intangible assets, net	1,246,834	1,332,578
Investments in unconsolidated affiliates	243,086	226,510
Other assets	37,852	61,907
Total assets	$3,028,790	$3,106,517
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt	$13,250	$13,250
Accounts payable	176,797	158,485
Accrued compensation and benefits	125,919	129,486
Other accrued expenses	126,013	134,677
Deferred revenues	31,379	24,164
Total current liabilities	473,358	460,062
Long-term debt, net of current portion	1,663,700	1,686,690
Deferred income tax liabilities	145,593	146,889
Other long-term liabilities	62,565	64,141
Total liabilities	2,345,216	2,357,782
Commitments and contingencies (Note 9)
Equity attributable to stockholders of Advantage Solutions Inc.
Common stock, $0.0001 par value, 3,290,000,000 shares authorized; 325,164,802 and 320,773,096 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	33	32
Additional paid in capital	3,474,653	3,466,221
Accumulated deficit	(2,728,182)	(2,641,612)
Loans to Karman Topco L.P.	(7,351)	(7,029)
Accumulated other comprehensive loss	(1,694)	(15,861)
Treasury stock, at cost; 12,894,517 and 12,400,075 shares as of June 30, 2025 and December 31, 2024, respectively	(53,885)	(53,016)
Total stockholders' equity	683,574	748,735
Total liabilities and stockholders' equity	$3,028,790	$3,106,517

Advantage Solutions Inc. | Page 7

Financial Results

2nd Quarter 2025

Advantage Solutions Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
(in thousands)	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss from continuing operations	$(86,570)	$(163,149)
Adjustments to reconcile net loss to net cash used in operating activities
Non-cash interest income	(3,298)	(5,427)
Deferred financing fees related to repricing of long-term debt	—	1,079
Amortization of deferred financing fees	3,502	3,470
Impairment of goodwill	—	99,670
Depreciation and amortization	101,059	101,065
Change in fair value of warrant liability	27	(399)
Fair value adjustments related to contingent consideration	—	1,678
Deferred income taxes	(1,439)	(29,546)
Equity-based compensation of Karman Topco L.P.	(1,524)	(480)
Stock-based compensation	13,069	16,082
Income from equity method investments	(4,158)	(123)
Distribution received from equity method investments	—	3,289
Gain on repurchases of Senior Secured Notes and Term Loan Facility debt	(1,624)	(5,103)
Changes in operating assets and liabilities, net of effects from divestitures:
Accounts receivable, net	(66,433)	9,268
Prepaid expenses and other assets	(17,207)	26,233
Accounts payable	19,185	32,834
Accrued compensation and benefits	(2,548)	(21,602)
Deferred revenues	7,420	2,449
Other accrued expenses and other liabilities	(7,189)	(27,233)
Net cash (used in) provided by operating activities	(47,728)	44,055
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments in unconsolidated affiliates	(3,458)	(10,932)
Purchase of property and equipment	(17,219)	(25,029)
Proceeds from divestitures, net of cash	—	146,828
Net cash (used in) provided by investing activities	(20,677)	110,867
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under lines of credit	80,000	—
Payments on lines of credit	(80,000)	—
Principal payments on long-term debt	(6,625)	(6,637)
Repurchases of Senior Secured Notes and Term Loan Facility debt	(18,243)	(71,749)
Debt issuance costs	—	(971)
Proceeds from issuance of common stock	993	1,167
Payments for taxes related to net share settlement under 2020 Incentive Award Plan	(3,624)	(11,113)
Contingent consideration payments	—	(4,455)
Purchase of treasury stock	(869)	(20,775)
Net cash used in financing activities	(28,368)	(114,533)
Net effect of foreign currency changes on cash, cash equivalents and restricted cash	(3,775)	(2,579)
Net change in cash, cash equivalents and restricted cash	(100,548)	37,810
Cash, cash equivalents and restricted cash, beginning of period	220,751	131,560
Cash, cash equivalents and restricted cash, end of period	$120,203	$169,370

Advantage Solutions Inc. | Page 8

Financial Results

2nd Quarter 2025

Advantage Solutions Inc.

Reconciliation of Net Loss from Continuing Operations to Adjusted EBITDA

(Unaudited)

Continuing Operations	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Net loss from continuing operations	$(30,440)	$(113,016)	$(86,570)	$(163,149)
Add:
Interest expense, net	35,814	39,754	70,174	75,515
Provision for (benefit from) income taxes from continuing operations	4,621	(17,311)	11,760	(33,176)
Depreciation and amortization	50,698	51,317	101,059	101,065
Impairment of goodwill	—	99,670	—	99,670
Changes in fair value of warrant liability	16	(686)	26	(399)
Stock-based compensation expense (a)	6,584	7,528	13,069	16,082
Equity-based compensation of Karman Topco L.P. (b)	—	(872)	(1,524)	(480)
Fair value adjustments related to contingent consideration (c)	—	900	—	1,678
Acquisition and divestiture related expenses (d)	57	(1,774)	480	(1,334)
Restructuring expenses (e)	—	—	931	—
Reorganization expenses (f)	16,434	20,291	28,674	55,343
Litigation expenses (recovery) (g)	390	(993)	913	(709)
COVID-19 benefits received (h)	(715)	—	(715)	—
Costs associated with the Take 5 Matter (i)	256	456	564	696
EBITDA for economic interests in investments (j)	2,697	4,634	5,752	9,737
Adjusted EBITDA from Continuing Operations	$86,412	$89,898	$144,593	$160,539

Discontinued Operations
(in thousands)	Three Months Ended June 30, 2024	Six Months Ended June 30, 2024
Net income from discontinued operations, net of tax	$12,181	$59,199
Add:
Interest expense, net	16	48
Provision for income taxes from discontinued operations	(2,377)	11,860
Depreciation and amortization	1,883	4,491
Gain on divestitures (k)	(13,179)	(70,195)
Stock-based compensation expense (a)	102	(1,232)
Fair value adjustments related to contingent consideration (c)	1,972	1,883
Divestiture related expenses (d)	2,224	3,103
Reorganization expenses (f)	5,211	7,285
EBITDA for economic interests in investments (j)	(95)	(385)
Adjusted EBITDA from Discontinued Operations	$7,938	$16,057

Advantage Solutions Inc. | Page 9

Financial Results

2nd Quarter 2025

Advantage Solutions Inc.

Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment

(Unaudited)

Branded Services segment	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Operating loss	$(10,540)	$(107,280)	$(25,862)	$(129,398)
Add:
Depreciation and amortization	31,561	32,327	63,023	64,314
Impairment of goodwill	—	99,670	—	99,670
Stock-based compensation expense (a)	2,370	2,797	4,542	6,723
Equity-based compensation of Karman Topco L.P. (b)	—	24	(95)	522
Fair value adjustments related to contingent consideration (c)	—	900	—	1,678
Acquisition and divestiture related expenses (d)	6	30	384	104
Restructuring expenses (e)	—	—	358	—
Reorganization expenses (f)	7,741	9,248	13,196	22,904
Litigation expenses (g)	196	50	370	241
COVID-19 benefits received (h)	(245)	—	(245)	—
Costs associated with the Take 5 Matter (i)	256	456	564	696
EBITDA for economic interests in investments (j)	2,697	4,634	5,752	9,737
Branded Services segment Adjusted EBITDA	$34,042	$42,856	$61,987	$77,191

Experiential Services segment	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Operating income	$10,859	$6,453	$7,355	$2,811
Add:
Depreciation and amortization	10,684	11,015	21,221	20,935
Stock-based compensation expense (a)	1,847	2,170	3,639	4,098
Equity-based compensation of Karman Topco L.P. (b)	—	(458)	(729)	(502)
Acquisition and divestiture related expenses (d)	67	(101)	74	5
Restructuring expenses (e)	—	—	186	—
Reorganization expenses (f)	2,548	3,472	6,129	11,724
Litigation expenses (g)	129	60	328	233
COVID-19 benefits received (h)	(248)	—	(248)	—
Experiential Services segment Adjusted EBITDA	$25,886	$22,611	$37,955	$39,304

Retailer Services segment	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Operating income	$9,692	$9,568	$13,897	$5,378
Add:
Depreciation and amortization	8,453	7,975	16,815	15,816
Stock-based compensation expense (a)	2,367	2,561	4,888	5,261
Equity-based compensation of Karman Topco L.P. (b)	—	(438)	(700)	(500)
Acquisition and divestiture related expenses (d)	(16)	(1,703)	22	(1,443)
Restructuring expenses (e)	—	—	387	—
Reorganization expenses (f)	6,145	7,571	9,349	20,715
Litigation expenses (recovery) (g)	65	(1,103)	215	(1,183)
COVID-19 benefits received (h)	(222)	—	(222)	—
Retailer Services segment Adjusted EBITDA	$26,484	$24,431	$44,651	$44,044

Advantage Solutions Inc.

Advantage Solutions Inc. | Page 10

Financial Results

2nd Quarter 2025

Net Debt and Adjusted Unlevered Free Cash Flow Reconciliation

(Unaudited)

(amounts in thousands)	June 30, 2025
Current portion of long-term debt	$13,250
Long-term debt, net of current portion	1,681,207
Less: Debt issuance costs	17,507
Total debt	1,676,950
Less: Cash and cash equivalents	102,869
Total Net Debt	$1,574,081

LTM Adjusted EBITDA from Continuing and Discontinued Operations	$342,370
Net Debt / LTM Adjusted EBITDA ratio	4.6x

(amounts in thousands)	Three Months Ended June 30, 2025
Net cash used in operating activities from continuing and discontinued operations	$(8,102)
Less:
Purchase of property and equipment	(2,115)
Add:
Cash payments for interest	43,764
Cash payments for income taxes	9,942
Cash paid for acquisition and divestiture related expenses (k)	61
Cash paid for restructuring expenses (l)	4,997
Cash paid for reorganization expenses (m)	8,120
Cash paid for costs associated with the Take 5 Matter (n)	257
Net effect of foreign currency fluctuations on cash	(89)
Adjusted Unlevered Free Cash Flow	$56,835

Numerator - Adjusted Unlevered Free Cash Flow	$56,835
Denominator - Adjusted EBITDA from Continuing and Discontinued Operations	$86,412
Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA	65.8%

Advantage Solutions Inc. | Page 11

Financial Results

2nd Quarter 2025

Advantage Solutions Inc.

Reconciliation Net Income (Loss) to Adjusted EBITDA

(Unaudited)

Continuing and Discontinued Operations	Twelve Months Ended June 30, 2025
(in thousands)
Net loss	$(307,390)
Add:
Interest expense, net	141,451
Provision for income taxes	11,607
Depreciation and amortization	204,751
Impairment of goodwill and indefinite-lived asset	175,500
Gain on divestitures (o)	(24,904)
Changes in fair value of warrant liability	(159)
Stock-based compensation expense (a)	26,430
Equity-based compensation of Karman Topco L.P. (b)	(321)
Fair value adjustments related to contingent consideration related to acquisitions (c)	—
Acquisition and divestiture related expenses (d)	3,080
Restructuring expenses (e)	30,982
Reorganization expenses (f)	64,381
Litigation recoveries (g)	(318)
Costs associated with COVID-19, net of benefits received (h)	(715)
Costs associated with the Take 5 Matter (i)	1,713
EBITDA for economic interests in investments (j)	16,282
LTM Adjusted EBITDA from Continuing and Discontinued Operations	$342,370

(a)

Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(b)	Represents expenses related to equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of the sponsors of the Company.
(c)	Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(d)	Represents fees and costs associated with activities related to our acquisitions, divestitures, and related activities, including professional fees, due diligence, and integration activities.
(e)

Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives.

(f)	Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(g)	Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.
(h)	Represents benefits received from government grants for COVID-19 relief.
(i)	Represents costs associated with collection and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs.
(j)

Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

(k)

Represents cash paid for fees and costs associated with activities related to our acquisitions, divestitures and reorganization activities including professional fees, due diligence, and integration activities.

(l)

Represents cash paid for restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives.

(m)	Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(n)	Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs.
(o)	Represents gains and losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell.

Advantage Solutions Inc. | Page 12